UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 1, 2005
Date of report (Date of earliest event reported)

Magic Lantern Group, Inc.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	1-9502 (Commission file number)	13-3016967 (IRS Employer Identification No.)

1075 North Service Road West, Suite 27, Oakville, Ontario L6M 2G2
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (905) 827-2755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 4.01

Changes in Registrant's Certifying Accountant

On March 1, 2005, the Company engaged Schwartz Levitsky Feldman LLP, with offices in Toronto, Montreal and Ottawa, Canada, as its independent auditor to audit the Company's financial statements for the fiscal year ended December 31, 2004. During the two most recent fiscal years and through February 28, 2005, the Company did not consult with Schwartz Levitsky Feldman LLP on any matter.

A press release of the Company dated March 3, 2004 announcing the engagement of Schwartz Levitsky Feldman LLP is attached hereto as Exhibit 99.1.

ITEM 9.01

Financial Statements and Exhibits.

(c)  Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit

Description

99.1

Press Release of The Magic Lantern Group, Inc. dated March 3, 2005.

*  *  *

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAGIC LANTERN GROUP, INC.

Date: March 4, 2005

By:  /s/ Ron Carlucci

       Ron Carlucci

       Chief Financial Officer

Exhibit Index

Exhibit

Description

99.1

Press Release of The Magic Lantern Group, Inc. dated March 3, 2005.